UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________________

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2019

TEO FOODS INC.

(Exact name of Registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	333-226801 (Commission File Number)	47-1209532 (I.R.S. Employer Identification No.)

455 45th Street, Suite 102 San Diego CA (Address of principal executive offices)	92114 (Zip Code)

Registrant’s telephone number, including area code: (619) 758-1973

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[x] Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

1

EXPLANATORY NOTE

On January 31, 2019, TEO Foods, Inc. (the “Company”) completed its acquisition ("Targa Acquisition") of the Commercial Targa S.A. De C.V. ("Targa") as a wholly owned subsidiary.

On February 6, 2019, the Company filed a Current Report on Form 8-K (the "Original Report") with the Securities and Exchange Commission to report the completion of the Acquisition.

This Current Report on Form 8-K/A amends the Original Report to include (i) audited Balance Sheets as of December 31, 2018 and 2017 and the related audited Statements of Operations, Statements of Stockholders’ Equity, and Statements of Cash Flow for the years ended December 31, 2018 and 2017 of Targa and (ii) unaudited Pro Forma Combined Balance Sheet as of and for the year ended December 31, 2018 and unaudited Combined Statements of Operations for the years ended December 31, 2018 and 2017 related to the Targa Acquisition, as required by Items 9.01(a) and 9.01(b) of Form 8-K.

2

Item 9.01.	Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

Audited Balance Sheets as of December 31, 2018 and 2017 and the related audited Statements of Operations, Statements of Stockholders’ Equity, and Statements of Cash Flow for the years ended December 31, 2018 and 2017 of Targa are attached as Exhibit 99.1 to this Current Report on Form 8-K/A.

(b) Pro forma financial information.

Unaudited Pro Forma Combined Balance Sheet as of and for the year ended December 31, 2018 and unaudited Combined Statements of Operations for the years ended December 31, 2018 and 2017 related to the Targa Acquisition are attached as Exhibit 99.2 to this Current Report on Form 8-K/A.

(d)    Exhibits

Exhibit Number	Description

99.1

Audited Balance Sheets as of December 31, 2018 and 2017 and the related audited Statements of Operation

s, Statements of Stockholders’ Equity, and Statements of Cash Flow for the years ended December 31, 2018 and 2017 of Targa.

99.2	Unaudited Pro Forma Combined Balance Sheet as of and for the year ended December 31, 2018 and unaudited Combined Statements of Operations for the years ended December 31, 2018 and 2017 related to the Targa Acquisition

3

SIGNATURE

 Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEO Foods Inc.

Date:	April 15, 2019	By:	/s/ Jeffrey H Mackay
Jeffrey H. Mackay
CEO

4